PREPAYMENTS AND OTHER CURRENT ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2025
PREPAYMENTS AND OTHER CURRENT ASSETS, NET
Schedule of components of prepayments and other current assets

	As of December 31,
	2024	2025

Prepayments to suppliers (1)	$1,264	$762
Deferred expenses	88	57
Rental deposits and prepaid rents	469	593
Others	789	472
Total	$2,610	$1,884
(1)	The prepayments primarily consist of shipping costs and advertising fee paid in advance.